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                                                                EXHIBIT 10.14

     THIS AGREEMENT, dated as of January 01, 1997, between Manufactured Home Lending Corporation, a Michigan Corporation, (hereinafter referred to as the Lender") and St. James Servicing Corporation, a Michigan corporation, (hereinafter referred to as the "Servicer"),

                                  WITNESSETH:

     WHEREAS, Lender desires that Servicer shall service certain Installment Loans on behalf of the Lender, but only on the terms and conditions set forth herein,

     NOW, THEREFORE, in consideration of the representations, warranties and agreements herein contained, the parties agree as follows:

     1. DEFINITIONS. Loan shall mean an Installment Loan owned by Lender and serviced by Servicer.

     Errors and Omissions Insurance shall mean insurance, in form and substance as required by FNMA, insuring against losses from and errors or omissions in the conduct of the Servicer's servicing business.

     Fidelity Insurance shall mean a fidelity bond, in form and substance as required by FNMA.

     FNMA shall mean the Federal National Mortgage Association.

     Secured Property shall mean the property covered by a Security Agreement securing a Loan.

     Borrower shall mean the natural person or persons who executed the Security Instrument securing a Loan and/or signed the Instrument evidencing such Loan. The term "Borrower" shall also include natural persons who have assumed the obligations of a Borrower.

     Servicing Fee shall mean the fee paid to the Servicer in accordance with
Section 3 hereof.

     2. SERVICER'S DUTIES AND RESPONSIBILITIES. The Servicer shall, to the best of its ability and with reasonable diligence, as agent for the Lender, service on behalf of the Lender, the Loans owned by Lender in accordance with the terms, conditions and requirements hereof. In the performance of its duties hereunder, the Servicer shall perform all services and duties set forth herein as follows:

     (A) Diligently use its best efforts to collect, as agent for the Lender, all required payments of principal and interest on each Loan when due, or as soon thereafter as possible. The Servicer hereby acknowledges that all amounts collected by the Servicer with respect to Loans are collected by the Servicer on behalf of and for the benefit of the Lender and in making such collections the Servicer acts as agent for the Lender. That all such amounts so collected are the property of the Lender and not of the Servicer and that all such amounts, except an amount equal
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to the Servicing Fee and other fees due Servicer, when received by the
Servicer are deemed to be received by the Lender.

        (B) Promptly after collection of each payment, deposit the portions belonging to Lender in a banking or savings and loan institution, the deposit of which shall be held in trust in the name of the Lender, by the Servicer as agent, and shall be insured to the full extent legally possible by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

        (C) On or before the 6th day of each month, remit, except for the Servicing Fee and other fees due Servicer, to the Lender all payments received with respect to the Loans and deposited in the payment account as of the last day of the prior month and shall specify the amounts which represent interest, principal and prepayments of principal.

        (D) The Servicer shall not waive or vary the terms of any Loan or consent to a postponement of compliance by the Borrower with any of the terms or provisions thereof, or in any manner grant an indulgence to the Borrower, without the consent of Lender.

        (E) The Servicer shall promptly notify the Lender of any actual knowledge that the Servicer may acquire that any Secured Property, or any part thereof, is out of repair or is deteriorated, or if any waste is suffered or committed with respect to any Secured Property, or if any Secured Property is damaged by fire or other casualty or cause provided however, that the Servicer shall have no obligation to inspect the premises to determine the foregoing.

        (F) The Servicer shall promptly notify Lender if a Borrower notifies Servicer of a change of address or of a change of telephone number, except for a change in area code only implemented by the telephone company.

        (G) Promptly after a Borrower misses two consecutive monthly payments, Servicer shall advise Lender. Lender shall handle collection efforts thereafter.

        (H) The Servicer shall provide lender with a delinquency report at such times as Lender shall request.

        3. SERVICER'S COMPENSATION. In full payment for its services as agent for the Lender hereunder, the Servicer shall, on a monthly basis, retain from moneys received a Servicing Fee of $7.00 per Loan per payment, while Servicer is servicing less than 1,000 Loans, and $6.00 per Loan per payment while Servicer is servicing 1,000 or more Loans for Lender, but only at the time and with respect to Loans which payment is in fact made by the respective Borrowers, of the entire amount of principal and interest of Borrower's payment due. In addition, the Servicer may retain all late charges up to the amount of $15.00 per late payment, and non-sufficient funds charges payable and collected under the terms of any Loan.

        4. SERVICER'S SERVICING OPERATIONS. The Servicer agrees that throughout the entire term of this Agreement:


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        (A)     The Servicer shall maintain loan servicing facilities,
equipment and personnel at all times adequate for the collection of the Borrowers' payments and the performance of the Servicer's duties hereunder.
The Servicer shall keep all files and documents and related records held pursuant hereto with the same care exercised by private institutional mortgage investors for their own investments. It is understood that Lender shall retain the original Loan Documents in its files, furnishing Servicer with copies of documents necessary to service the Loans.

        (B) The Servicer shall maintain in full force and effect Errors and Omissions Insurance and Fidelity Insurance on those of its employees having access to any amounts paid by the Borrowers. The Servicer may provide such insurance under any blanket policy or policies which it carries.

        (C) The Servicer shall maintain adequate books and records setting forth payments received and disbursements made pursuant to this Agreement, and shall be made available for examination and audit by the Lender, upon reasonable request, at any time during normal business hours. All such records shall be maintained by the Servicer in accordance with generally accepted accounting practices consistently applied. Such records shall be retained for such period of time as the Lender shall specify, but not more than seven years. The Servicer shall furnish the Lender with a monthly statement, setting forth with respect to each Loan, the amount of principal and interest payments paid for such month, the principal balance of each Loan and any other information requested by the Lender.

        (D) The Servicer shall furnish to the Lender, within 90 days after the end of the Servicer's fiscal year, an auditor's report relating to the Servicer's financial statements.

        (E) The Servicer shall take such action as may from time to time be necessary to maintain its good standing as a FNMA approved seller/servicer.

        (F) The Servicer shall indemnify the Lender and hold it harmless from any loss, damage or expense that the Lender may sustain as a result of any failure on the part of the Servicer properly to perform its services, duties and obligations under this Agreement.

        (G) The Servicer shall attempt to make personal contact with delinquent Borrowers as soon as possible in order to achieve a solution which will bring the Loan current as soon as possible. In the event a Borrower is delinquent in two installment payments, then that Installment Loan shall be referred to Lender for collection.

        5. SERVICER'S REPRESENTATIONS AND WARRANTIES. The Servicer hereby represents and warrants that:

        (a) The Servicer is a corporation duly organized and validly existing and in good standing under the laws of Michigan and is existing and has the power and authority, corporate and other, to own its properties and carry on its business as now being conducted, and is duly qualified to do such business in each state where it is doing business.

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        (b) The Servicer is not under any cease and desist order or other order of a similar nature, temporary or permanent, of any Federal or state authority, nor are there any proceedings presently in progress or to its knowledge contemplated which would, if successful, lead to the issuance of any such order;

        (c) The Servicer is an approved seller and servicer of mortgage loans to and for FNMA.

        (d) This Agreement is a valid and binding agreement of the Servicer enforceable according to its terms, the making and performance of which has been duly authorized by all necessary corporate and other action and will not constitute a violation of any law, any requirement imposed by any judicial, arbitral body or governmental instrumentality, or the charter or by-laws of the Servicer, or a default under any agreement or instrument by which it is bound or affected.

        (e) Neither the execution and delivery of this Agreement nor the performance of the transactions contemplated by this Agreement by the Servicer requires the consent or approval of any governmental instrumentality or, if such consent or approval is required, it has been obtained.

        The representations and warranties contained in this Section 5 shall be true and correct when made and, by performance as the Servicer hereunder shall be deemed to be repeated by the Servicer continuously throughout the term hereof and shall be true and correct throughout the term hereof.

        6. MUTUAL AGREEMENTS. The Servicer and the Lender agree with each other as follows:

        (a) This Agreement shall be effective upon the date of delivery of the Loans and shall extend to and include the date on which the entire amount of principal and interest on all Loans is paid in full, unless this Agreement is sooner terminated with respect to any Loan in accordance with paragraph (b) of this Section, is terminated by mutual agreement of the parties, or is terminated by the Lender as provided in paragraph (c) of this Section.

        (b) The Lender may assign its interest in any Loan which is in default according to its terms, in which event the Lender may, at its option and without any penalty, (i) terminate this Agreement with respect to such Loan by a notice in writing to the Servicer, or (ii) assign the Lender's rights and obligations under this Agreement with respect to such Loan to the assignee of such Loan.
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        (c)  Notwithstanding anything to the contrary herein contained, the
Lender may terminate servicing by the Servicer with respect to any Loan or all Installment Loans at any time with or without cause upon ninety days written notice; provided, however, that if such termination is without cause and the termination occurs prior to ten years from the date of commencement of servicing by the Servicer with respect to any Loan for which servicing is being terminated, the Lender shall pay to the Servicer an amount equal to three months servicing fees. It is specifically agreed, by and between the parties hereto, that the termination fee herein provided shall not be payable by the Lender to the Servicer in the event of termination as provided in paragraph (b) of this Section.

        (d) Upon termination of this Agreement, or upon termination of servicing with respect to any Loan, the Servicer shall promptly supply all reports, documents, and information requested by the Lender, to any person or entity designated by the Lender, and shall use its best efforts to effect the orderly and efficient transfer of servicing to a new Servicer designated by the Lender, including preparation of accounting statements in the form requested by the Lender, and delivery to the Lender, or its designated assignee, of all money held and all papers and records pertaining to such Loans, and the Lender shall reimburse the Servicer for any amounts advanced by the Servicer and required to be reimbursed by the Lender hereunder.

        (e) The Lender shall have the right to require the Servicer to furnish such documents as the Lender, in its sole discretion and from time to time, deems necessary in order to determine whether the provisions of this Agreement have been complied with.

        (f) It is agreed that Servicer shall have no responsibility with respect to insurance of any security for the Loans. Lender is solely responsible for enforcing and monitoring all insurance provisions of its Loan documentation.

        (g) The provisions of this Agreement cannot be waived or modified unless such waiver or modification be in writing and signed by the party to be charged with such waiver or modification.

        (h) Invalidation of any one of the provisions of this Agreement, by judgment or court order, shall in no away affect any other provisions herein contained, which provisions shall remain in full force and effect.

        (i) This Agreement shall be governed by the laws of the State of Michigan.

        (j) This Agreement shall not be assignable by the Servicer without the written consent of the Lender, its successors or assigns and in the event of any attempted assignment thereof without such written consent, the Lender may, at its option, terminate this Agreement, without payment of the termination fee provided for in subsection (c) of Section 6.

        (k) This Agreement and all obligations and rights arising hereunder shall bind and inure to the benefit of the Lender and the Servicer and their respective successors in interest and permitted assigns.

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        (l) This Agreement may be executed in one or more counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date hereof.


                                        ST. JAMES SERVICING CORPORATION


                                        By:        [SIG]
                                           -----------------------------
                                           Kenneth A. Neal, President


                                        MANUFACTURED HOME LENDING
                                        CORPORATION


                                        By:        [SIG]
                                           -----------------------------